Exhibit 99.1   Press Release

PRESS RELEASE

January 30, 2002
For IMMEDIATE RELEASE

CONTACT:  Eric L. Pearson, Controller
          (617) 769-1161

       MASSACHUSETTS FINCORP ANNOUNCES STRONG FOURTH QUARTER EARNINGS

Quincy, MA - January 30, 2002-- Massachusetts Fincorp, Inc. (OTCBB: MAFN), the holding company for The Massachusetts Co-operative Bank, announced increased net earnings for the fourth quarter ended December 31, 2001 of $188,000 or $0.38 per share as compared to $71,000 or $0.13 per share for the same quarter last year. Net income for the year ended December 31, 2001 was $792,000 or $1.51 per share, compared with net income of $238,000 or $0.43 per share for the year ended December 31, 2000. A one-time compensation expense reduced earnings by $129,000 for the quarter, while a one-time tax adjustment increased earnings by $62,000 for the quarter. The net earnings for the quarter without these one-time adjustments would have been $255,000 or $0.52 per share, while the earnings for the year would have been $859,000 or $1.64 per share.

President Paul C. Green stated, "The strong earnings are directly attributable to our anticipation of and ability to take advantage of a strong mortgage banking environment. Our deposit activity during this year has significantly strengthened net interest margins. We look forward to continued progress."

At December 31, 2001, the Company's total assets were $120.6 million, with total net loans of $73.6 million and total deposits of $100.8 million. Massachusetts Co-operative Bank conducts business through its headquarters located at 70 Quincy Avenue, Quincy, Massachusetts 02169, and its branch offices located in Boston and East Milton.

This earnings report may contain certain forward-looking statements, which are based on management's current expectations regarding economic, legislative and regulatory issues that may impact the Bank's earnings in future periods. Factors that could cause future results to vary materially from current management expectations include, but are not limited to, general economic conditions; changes in interest rates, deposit flows, real estate values and competition; changes in accounting principles, policies or guidelines; changes in legislation or regulation; and other economic, competitive, governmental, regulatory and technological factors affecting the Bank's operations, pricing, products and services.

                             (tables to follow)

                MASSACHUSETTS FINCORP, INC. AND SUBSIDIARIES
                         CONSOLIDATED BALANCE SHEETS


                                                      December 31,
                                              ----------------------------
                                                  2001            2000
                                              ----------------------------

ASSETS
Cash and due from banks                       $  3,198,376    $  2,098,449
Federal funds sold                               5,643,827       3,420,685
                                              ----------------------------
      Total cash and cash equivalents            8,842,203       5,519,134

Securities available for sale                   22,663,212      15,039,257
Securities held to maturity, at cost               501,835         512,843
Federal Home Loan Bank Stock, at cost            1,131,500       1,131,500
Mortgage loans held for sale                     9,270,553       1,585,330

Loans                                           73,918,321      85,122,944
Less: allowance for loan losses                   (697,757)       (764,479)
                                              ----------------------------
      Loans, net                                73,220,564      84,358,465

Banking premises and equipment, net              4,000,118       4,080,332
Accrued interest receivable                        625,139         602,738
Due from Co-operative Central Bank                 242,850         242,850
Other assets                                       160,379         129,629
                                              ----------------------------
                                              $120,658,353    $113,202,078
                                              ============================

LIABILITIES AND SHAREHOLDERS' EQUITY
Deposits                                      $100,828,144    $ 89,121,397
Federal Home Loan Bank borrowings                8,778,413      13,598,922
Mortgagors' escrow accounts                        297,815         381,111
Accrued expenses and other liabilities             938,643         420,100
      Total liabilities                        110,843,015     103,521,530

Commitments and contingencies                            -               -

Preferred stock, par value $.01 per share,
 500,000 shares authorized;
 no shares issued or outstanding                         -               -
Common stock par value $.01 per share,
 2,500,000 shares authorized;
 600,059 and 545,481 shares issued and
 outstanding, respectively                           6,000           5,455
Treasury stock at cost, 76,175 and
 29,975 shares, respectively                    (1,099,831)       (387,456)
Purchase of common stock for stock based
 incentive plan, 24,002 and 9,790 shares,
 respectively                                     (313,171)       (122,978)
Additional paid-in capital                       5,953,191       5,141,285
Unallocated ESOP shares                           (261,808)       (305,466)
Unearned stock awards                              (79,119)       (205,102)
Retained earnings                                5,645,500       5,644,812
Accumulated other comprehensive income             (35,424)        (90,002)
                                              ----------------------------
      Total Shareholders' equity                 9,815,338       9,680,548
                                              ----------------------------
                                              $120,658,353    $113,202,078
                                              ============================

The accompanying notes are an intregral part of these consolidated financial statements.

                MASSACHUSETTS FINCORP, INC. AND SUBSIDIARIES
         CONSOLIDATED STATEMENTS OF INCOME AND COMPREHENSIVE INCOME


                                                For the Three Months Ended    For the Twelve Months Ended
                                                       December 31,                  December 31,
                                                --------------------------    ---------------------------
                                                   2001           2000             2001          2000
                                                --------------------------    ---------------------------
                                                        (unaudited)                   (unaudited)

Interest and dividend income:
  Interest and fees on loans                    $1,657,258     $1,772,023       $6,898,205    $6,860,438
  Interest on investments                          315,701        244,354        1,164,936       848,173
  Dividends on investments                          21,938         43,132          151,329       165,911
  Interest on Federal funds sold                    18,191         47,778          124,647       160,192
                                                --------------------------------------------------------
      Total interest and dividend income         2,013,088      2,107,287        8,339,117     8,034,714
                                                --------------------------------------------------------
Interest expense:
  Interest on deposit accounts                     698,928        994,647        3,290,802     3,472,416
  Interest on borrowed funds                       120,815        265,825          840,571     1,185,603
                                                --------------------------------------------------------
      Total interest expense                       819,743      1,260,472        4,131,373     4,658,019
                                                --------------------------------------------------------
Net interest income                              1,193,345        846,815        4,207,744     3,376,695
Provision for loan losses                          (43,171)        77,914         (126,520)       57,956
                                                --------------------------------------------------------
Net interest income, after provision
 for loan losses                                 1,236,516        768,901        4,334,264     3,318,739
                                                --------------------------------------------------------

Non-interest income:
  Customer service fees                             70,569         42,572          246,948       148,720
  Loan fees and gain on sale of loans
   and loan servicing rights                       228,334         64,261          663,275       134,182
  Net loss on sales of securities
   available for sale                              (33,396)        (7,719)         (33,401)       (7,719)
  Net loss on sale of other real estate owned            -         (9,228)               -        (9,228)
  Co-operative Central Bank Share Inurance
   Fund special dividend                                 -         24,643                -        24,643
  Miscellaneous                                     42,398         38,578          120,505       106,836
                                                --------------------------------------------------------
      Total non-interest income                    307,905        153,107          997,327       397,434
                                                --------------------------------------------------------

Non-interest expense:
  Salaries and employee benefits                   794,999        463,950        2,393,042     1,888,837
  Occupancy and equipment                          136,948        117,295          542,919       478,346
  Data processing                                   60,544         49,053          213,633       183,759
  Contributions                                        995            625            3,999         2,700
  Other general and administrative                 332,829        184,317        1,001,915       808,995
                                                --------------------------------------------------------
      Total non-interest expense                 1,326,315        815,240        4,155,508     3,362,637
                                                --------------------------------------------------------
Income before income tax provision                 218,106        106,768        1,176,083       353,536
Income tax provision                                29,859         35,807          384,013       115,070
                                                --------------------------------------------------------
Net income                                      $  188,247     $   70,961       $  792,070    $  238,466
                                                ========================================================

Other comprehensive income, net of tax:
Unrealized holding gains (losses)
 arising during the period                        (207,663)       110,954           21,177       217,239
Less: reclassification adjustment for
 losses (gains) included in net income              33,398          7,719           33,401         7,719
                                                --------------------------------------------------------
Other comprehensive income (loss), net of tax     (174,265)       118,673           54,578       224,958
                                                --------------------------------------------------------
Comprehensive income                            $   13,982     $  189,634       $  846,648    $  463,424
                                                ========================================================

Earnings Per Share:
  Basic                                         $     0.39     $     0.13       $     1.56    $     0.43
  Diluted                                       $     0.38     $     0.13       $     1.51    $     0.43

Weighted Average Shares Outstanding:
  Basic                                            476,955        536,638          507,642       550,033
  Diluted                                          492,566        546,630          524,470       556,149